SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):    September 5, 2003



                      Name of Registrant, State
                      of Incorporation, Address
 Commission             of Principal Executive                 IRS Employer
File Numbers         Offices and Telephone Number         Identification Number
------------      ----------------------------------      ---------------------

   0-7831         JOURNAL COMMUNICATIONS, INC.                 39-0382060
                  A Wisconsin corporation
                  333 West State Street
                  Milwaukee, Wisconsin 53202
                  (414) 224-2728

 333-105209       THE JOURNAL COMPANY                          20-0020198
 333-105210       A Wisconsin corporation
                  333 West State Street
                  Milwaukee, Wisconsin 53202
                  (414) 224-2728



This combined Form 8-K is separately filed by Journal Communications, Inc. and The Journal Company.

Item 5.   Other Events and Regulation FD Disclosure.
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     On September 5, 2003, The Journal Company, a Wisconsin corporation (to be renamed Journal Communications, Inc.), as Borrower (the "Company"), and Journal Communications, Inc., a Wisconsin corporation (to be renamed The Journal Company), as a Guarantor ("Journal"), entered into a new five-year credit agreement with certain subsidiaries of Journal as Guarantors; U.S. Bank National Association as Lead Arranger and Administrative Agent; and the several lenders from time to time parties thereto (the "Credit Agreement"). The Credit Agreement provides the Company with an unsecured revolving facility of up to $350,000,000.

     The Credit Agreement will become effective following the fulfillment of certain conditions precedent. The Credit Agreement is filed as Exhibit 4 to this Current Report on Form 8-K and is incorporated herein by reference.




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


Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibit is being filed herewith:

          (4) Credit Agreement, dated as of September 5, 2003, by and among (i) The Journal Company, a Wisconsin corporation (to be renamed Journal Communications, Inc.), as Borrower (the "Company"); (ii) Journal Communications, Inc., a Wisconsin corporation (to be renamed The Journal Company), as a Guarantor ("Journal"); (iii) certain subsidiaries of Journal, as Guarantors; (iv) U.S. Bank National Association, as Lead Arranger and Administrative Agent; and (v) the several lenders from time to time parties thereto.




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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       JOURNAL COMMUNICATIONS, INC.
                                       THE JOURNAL COMPANY



Date:  September 5, 2003               By: /s/ Paul M. Bonaiuto
                                          --------------------------------------
                                           Paul M. Bonaiuto, Executive Vice
                                           President and Chief Financial Officer




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


                          JOURNAL COMMUNICATIONS, INC.
                               THE JOURNAL COMPANY

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated September 5, 2003


Exhibit No.
-----------

(4) Credit Agreement, dated as of September 5, 2003, by and among (i) The Journal Company, a Wisconsin corporation (to be renamed Journal Communications, Inc.), as Borrower (the "Company"); (ii) Journal Communications, Inc., a Wisconsin corporation (to be renamed The Journal Company), as a Guarantor ("Journal"); (iii) certain subsidiaries of Journal, as Guarantors; (iv) U.S. Bank National Association, as Lead Arranger and Administrative Agent; and (v) the several lenders from time to time parties thereto.




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